DWS Small Cap Index VIP
Summary Prospectus | May 1, 2026

Class	B
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information and other information about the fund online at dws.com/vipros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or by contacting your insurance company. The Prospectus and Statement of Additional Information, both dated May 1, 2026, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.28
Distribution/service (12b-1) fees	0.25
Other expenses	0.17
Total annual fund operating expenses	0.70
Fee waiver/expense reimbursement	0.04
Total annual fund operating expenses after fee waiver/ expense reimbursement	0.66
The Advisor has contractually agreed through April 30, 2027 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses at a ratio no higher than 0.66% (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses, and acquired funds fees and expenses) for Class B shares. This agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$67	$220	$386	$867
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000® Index and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index (see “Derivatives” subsection). The fund’s securities are weighted to attempt to make the fund’s total investment characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities and money market instruments for liquidity purposes.
Due to regulatory changes, effective June 11, 2026, the fund will replace the 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in stocks of companies included in the Russell 2000® Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the index (see “Derivatives” subsection). Derivatives instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
The Russell 2000® Index is a well-known stock market index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. Stocks in the Russell 2000® Index are weighted according to their total market value. While the market capitalization of the Russell 2000® Index changes throughout the year, as of February 28, 2026, the market capitalization range of the Russell 2000® Index was between $8.28 million and $43.67 billion. Under normal circumstances, the Russell 2000® Index is reconstituted annually every June. The fund rebalances its portfolio in accordance with the Russell 2000® Index, and, therefore, any changes to the Russell 2000® Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
Management process. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being 100%). Portfolio management uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. Portfolio management’s optimization process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts to keep cash on hand to meet shareholder redemptions or for other needs while maintaining exposure to the stock market.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; or (iii) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence) impacting the issuer’s competitive position, cybersecurity incidents, financial leverage and labor and supply shortages. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading

DWS Small Cap Index VIP
Summary Prospectus May 1, 2026

activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the Web sites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

DWS Small Cap Index VIP
Summary Prospectus May 1, 2026

Index-related risk. The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the index as published by the index provider. There is no assurance that the index provider will compile the index accurately, or that the index will be determined, composed or calculated accurately. Market disruptions could cause delays in the index’s rebalancing schedule. During any such delay, it is possible that the index and, in turn, the fund will deviate from the index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the index or its related data, and does not guarantee that the index will be in line with its stated methodology. Errors in the index data, the index computations and/or the construction of the index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the index. The performance of the fund may diverge from that of the index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the index) while such costs and risks are not factored into the return of the index. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the index rather than all securities in the index), such approach may cause the fund’s return to not be as well correlated with the return of the index as would be the case if the fund purchased all of the securities in the index in the proportions represented in the index. In addition, the fund may not be able to invest in certain securities included in the index, or invest in them in the exact proportions in which they are represented in the index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the index is based on market prices (i.e., the value of the index is not based on fair value prices), the fund’s ability to track the index may be adversely affected. Tracking error risk may also be heightened during times of increased market volatility or other unusual market conditions. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the index.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the

DWS Small Cap Index VIP
Summary Prospectus May 1, 2026

value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Non-diversification risk. At any given time the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers and counterparties, issuers of securities held by the fund and other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to market performance as measured by one or more indexes. The fund’s average annual total returns are compared to a required broad-based securities market index and may also be compared to a more narrowly based index that the Advisor believes more closely aligns with the fund’s investment strategy. Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
CALENDAR YEAR TOTAL RETURNS (%) (CLASS B)

	Returns	Period ending
Best Quarter	31.25%	December 31, 2020
Worst Quarter	-30.76%	March 31, 2020
Year-to-Date	0.73%	March 31, 2026
Average Annual Total Returns
(For periods ended 12/31/2025 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class B before tax	4/30/2002	12.37	5.54	9.03
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		17.15	13.15	14.29
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)		12.81	6.09	9.62
The Russell 2000® Index is a more narrowly based index that the Advisor believes more closely aligns with the fund’s investment strategy.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
Northern Trust Investments, Inc.

DWS Small Cap Index VIP
Summary Prospectus May 1, 2026

Portfolio Manager(s)
Chris J. Jaeger. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Michael Gleeman, CFA. Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase shares of the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.

DWS Small Cap Index VIP
Summary Prospectus May 1, 2026 1B-SCI-SUM